UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Oh io 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 29, 2021, Dana Incorporated (“Dana”) issued a press release announcing the commencement of a tender offer to purchase for cash any and all of the $425,000,000 aggregate principal amount of its outstanding 5.500% Senior Notes due 2024 (the “2024 Notes”) and the related consent solicitation (the “Consent Solicitation”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 29, 2021, Dana announced the commencement of a registered public offering of $400 million aggregate principal amount of senior unsecured notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On April 29, 2021, Dana issued a notice of conditional full redemption pursuant to the indenture governing the 2024 Notes announcing that Dana intends to redeem, subject to the condition described below, all of its outstanding 2024 Notes on May 29, 2021 (the “Redemption Date”) at a redemption price equal to 101.833% of the principal amount of the 2024 Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date (the “Redemption”). Because the Redemption Date is not a business day, payment of the redemption price will be made on June 1, 2021.

The Redemption is conditioned upon (i) the Company receiving funds from the offer and sale of at least $400.0 million aggregate principal amount of newly issued debt securities of the Company or one of its subsidiaries (the “Redemption Condition”) and (ii) the failure of the Consent Solicitation (the “Consent Condition”). In the Company’s discretion, if the Redemption Condition and the Consent Condition are not satisfied, or cannot be satisfied, on or prior to the Redemption Date, the notice of conditional full redemption may be rescinded by the Company and shall be of no effect.

The information in this item (including Exhibits 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated News Release dated April 29, 2021

99.2	Dana Incorporated News Release dated April 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: April 29, 2021	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary